UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2015

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

AC ONE China Fund

Investor Class – acocx
Institutional Class – acoix

Annual Report

June 30, 2015

AC ONE CHINA FUND

July 31, 2015

Dear Shareholders,

The managers are happy to report that over the first half of calendar-year ending June 30, 2015, the AC ONE China Fund Institutional Class returned 12.26% vs. 11.21% for Hong Kong’s Hang Seng Index and 14.65% for the MSCI China Index.  This brings returns for the 12 month period ended June 30, to 19.09% vs. 13.19% for the Hang Seng Index, 24.61% for the MSCI China Index.  This raised the Institutional Class’ annualized return since inception to 17.25% compared to 11.13% for the Hang Seng Index and 15.71% for the MSCI China Index over this same time frame.

	3 Month	6 Month	1 Year	Return from
	Return	Return	Return	Inception(1)
Hang Seng Index(2)	5.42%	11.21%	13.19%	11.13%
MSCI China Index(3)	6.04%	14.65%	24.61%	15.71%
Institutional Class	3.08%	12.26%	19.09%	17.25%
Investor Class (no load)	3.02%	12.15%	18.77%	17.01%
Investor Class (load)	-2.65%	5.99%	12.24%	14.78%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted.  Returns for periods greater than one year are annualized. Performance data shown for the Investor Class (with load) reflects maximum sales charge of 5.50%.  Performance shown as no load does not reflect the deduction of the sales load. The funds have 2.00% redemption fee for funds which are redeemed within 60 days if purchase, which is also not reflected in the performance data. If reflected, the load and/or fee would reduce the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-964-0788.

Institutional Class Gross Expense Ratio – 4.36%
Investor Share Class Gross Expense Ratio – 4.61%

(1)	July 27, 2012
(2)	The Hang Seng Index is a free float-adjusted market capitalization index designed to measure the equity market in Hong Kong. This index cannot be invested in directly.
(3)
The MSCI China Index tracks the evolving China domestic equity market through a combination of the largest securities and a bottom-up sampling approach to index construction for those securities that meet minimum size and liquidity thresholds, with constituents then adjusted for free float.

The Fund continues to concentrate on shares of companies that have been profiting from the growth of China’s middle class.  The Fund’s allocation into consumer defensive and consumer discretionary sectors was more than triple the weightings of the Hang Seng Index.  This allocation has helped our long-term performance, but it was the largest headwind to our progress over the past year.  A slight overweighting in the basic materials sector also decreased returns slightly.

The Fund’s overweighting in the technology sector, particularly shares of Zhuzhou CSR Times Electric Co. (+148%) and Tencent Holdings (+31%), was an important factor for overall out-performance.  The Fund’s four positions in the healthcare sector, equaling 5.68% of all holdings, (which is unrepresented in the Hang Seng

AC ONE CHINA FUND

Index) also contributed somewhat, gaining 39% as a group and led by Sinopharm Group (+62%).  Conversely, under-sized holdings within the energy and real estate sectors aided performance.

Other than American Depository Receipts (ADRs) traded on the New York Stock Exchange, the AC ONE China Fund has always held only shares listed in Hong Kong.  During the month of June, the decision to limit purchases to these more liquid assets in such a speculative environment as China has proven wise.  Damage to Chinese equities was extreme on the two mainland exchanges of Shanghai and Shenzhen.

During this time, mainland exchanges and regulators in China halted initial public offerings, banned major shareholders from selling stakes, restricted short selling, recruited state banks to help buy shares, made $483 billion available to the China Securities Finance Corporation Limited and used official speeches and commentary to assure citizens the market will stabilize. The manager is not surprised that, under extreme circumstances, Chinese authorities’ commitment to liberalization might waiver somewhat, but we believe this episode will not meaningfully slow reforms and will prove to be a constructive lesson as these immature markets develop.

After several decades of heady growth, China’s economy continued to settle towards sustainable rates. The 2015 Gross Domestic Product (GDP) forecast is around 7% which was the official rate announced for the second quarter.  The Fund’s managers agree with consensus GDP estimates of 6.7%, for 2016 with slowing to 6.0% projected for the out-years 2017 to 2020.  China is now shifting from investment to innovation-driven growth, a phase in which it will focus on structural reform, improving living standards, and ensuring sustainable growth.

As we approach our third anniversary, we are gratified by the continued support of our shareholders as we strive to provide the appropriate vehicle for North American investors to participate in China’s future.

Respectfully,

Patrick Pascal
Co-President

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Because the fund is focused on Chinese companies it is subject to greater risk of adverse events in the country and region.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  For the complete list of fund holdings please refer to the Schedule of Investments section of this report.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The AC ONE China Fund is distributed by Quasar Distributors, LLC.

AC ONE CHINA FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000.  Performance reflects waivers of fees and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of June 30, 2015

	One Year	Since Inception(1)
Investor Class – Without Load	18.77%	17.01%
Investor Class – With Load	12.24%	14.78%
Institutional Class	19.09%	17.25%
MSCI China Index(2)	24.61%	15.71%
Hang Seng Index(3)	13.19%	11.13%

(1)	July 27, 2012.
(2)
The MSCI China Index tracks the evolving China domestic equity market through a combination of the largest securities and a bottom-up sampling approach to index construction for those securities that meet minimum size and liquidity thresholds, with constituents than adjusted for free float.

(3)
The Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market and is the main indicator of the overall market performance in Hong Kong.

AC ONE CHINA FUND

Expense Example (Unaudited)
June 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 – June 30, 2015).

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	01/01/2015	06/30/2015	01/01/2015 – 06/30/2015
Investor Class Actual(2)	$1,000.00	$1,121.50	$10.26
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,015.12	$ 9.74

Institutional Class Actual(2)	$1,000.00	$1,122.60	$ 8.95
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,016.36	$ 8.50

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.95% and 1.70% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2015 of 12.15% and 12.26% for the Investor Class and Institutional Class, respectively.

AC ONE CHINA FUND

Sector Allocation (Unaudited)
as of June 30, 2015(1)
(% of Net Assets)

Top Ten Equity Holdings (Unaudited)
as of June 30, 2015(1)(2)
(% of net assets)

Tencent Holdings	9.0%
Ping An Insurance Group, Class H	7.2
China Mobile	5.7
Alibaba Group Holding	4.0
CITIC Securities, Class H	3.9
China Mengniu Dairy	3.7
Zhuzhou CSR Times Electric, Class H	3.6
Industrial & Commercial Bank of China, Class H	3.5
China Petroleum & Chemical, Class H	3.0
Air China, Class H	2.8

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

AC ONE CHINA FUND

Schedule of Investments
June 30, 2015

	Shares	Value
COMMON STOCKS – 93.9%

Consumer Discretionary – 9.6%
Belle International Holdings	76,000	$87,514
BYD Company, Class H	24,000	143,796
Chow Tai Fook Jewellery	40,600	43,729
Ctrip.com International – ADR*	4,700	341,314
Great Wall Motor, Class H (a)	54,000	264,721
Haier Electronics Group	68,000	183,090
Minth Group	26,000	58,102
Samsonite International	60,200	207,845
		1,330,111
Consumer Staples – 9.3%
China Mengniu Dairy	102,000	508,582
Hengan International Group	23,000	273,012
Tingyi Holding	54,000	110,173
Tsingtao Brewery, Class H	54,000	327,397
Want Want China Holdings	70,000	73,908
		1,293,072
Energy – 4.4%
China Petroleum & Chemical, Class H	485,200	416,332
CNOOC	132,000	187,239
		603,571
Financials – 23.9%
Bank Of China, Class H	292,000	189,503
China Construction Bank, Class H	300,000	273,647
China Life Insurance, Class H	81,000	351,559
CITIC Securities, Class H	152,000	546,744
Hong Kong Exchanges & Clearing	2,800	98,657
Industrial & Commercial Bank of China, Class H	612,000	485,638
PICC Property & Casualty, Class H	167,668	381,679
Ping An Insurance Group, Class H	73,500	991,921
		3,319,348
Health Care – 5.7%
Guangzhou Baiyunshan Pharmaceutical Holdings	34,000	125,486
Sihuan Pharmaceutical Holdings Group (a)	380,000	107,849
Sinopharm Group, Class H	84,400	374,794
WuXi PharmaTech Cayman – ADR*	4,200	177,492
		785,621

See Notes to the Financial Statements

AC ONE CHINA FUND

Schedule of Investments – Continued
June 30, 2015

	Shares	Value
Industrials – 12.6%
Air China, Class H	349,000	$394,404
AviChina Industry & Technology, Class H	152,000	148,328
Beijing Capital International Airport, Class H	138,000	158,895
China Everbright International	100,000	179,100
CSR, Class H	234,000	359,002
Zhuzhou CSR Times Electric, Class H	67,500	504,565
		1,744,294
Information Technology – 18.9%
AAC Technologies	13,000	73,311
Alibaba Group Holding – ADR*	6,750	555,323
Baidu – ADR*	1,715	341,422
GCL-Poly Energy Holdings*	592,000	136,413
Lenovo Group	190,000	262,687
Tencent Holdings	62,300	1,245,784
		2,614,940
Materials – 1.3%
Bloomage Biotechnology	42,500	74,945
China Lumena New Materials*(a)	284,000	1,832
Nine Dragons Paper Holdings	70,000	61,062
Yingde Gases Group Co.	67,000	46,060
		183,899
Telecommunication Services – 7.3%
China Mobile	61,500	786,826
China Telecom, Class H	386,000	226,080
		1,012,906
Utilities – 0.9%
China Resources Gas Group	42,000	124,372
Total Common Stocks
(Cost $10,304,836)		13,012,134

SHORT-TERM INVESTMENT – 5.7%
Invesco Liquid Assets Portfolio, Institutional Class, 0.11%^
(Cost $784,914)	784,914	784,914
Total Investments – 99.6%
(Cost $11,089,750)		13,797,048
Other Assets and Liabilities, Net – 0.4%		61,722
Total Net Assets – 100.0%		$13,858,770

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See notes 2 and 3 in Notes to the Financial Statements.
^	Variable Rate Security – The rate shown is the current yield as of June 30, 2015.
ADR – American Depositary Receipt

See Notes to the Financial Statements

AC ONE CHINA FUND

Statement of Assets and Liabilities
June 30, 2015

ASSETS:
Investments, at value
(cost $11,089,750)	$13,797,048
Cash	20,301
Dividends & interest receivable	88,047
Prepaid expenses	7,989
Receivable from adviser for expense reimbursements	3,802
Total assets	13,917,187

LIABILITIES:
Payable for fund administration & accounting fees	18,664
Payable for compliance fees	2,090
Payable for transfer agent fees & expenses	7,997
Payable for custody fees	4,989
Payable for trustee fees	2,813
Accrued expenses	19,346
Accrued distribution fees	2,518
Total liabilities	58,417

NET ASSETS	$13,858,770

NET ASSETS CONSIST OF:
Paid-in capital	$11,102,213
Accumulated undistributed net realized gain on investments	49,180
Net unrealized appreciation on investments and translations of foreign currency	2,707,377
Net Assets	$13,858,770

	Investor	Institutional
	Class	Class
Net Assets	$1,522,951	$12,335,819
Shares issued and outstanding(1)	103,764	837,081
Net asset value, redemption price and minimum offering price per share(2)	$14.68	$14.74
Maximum offering price per share ($14.68/0.9450)(3)(4)	$15.53	N/A

(1)	Unlimited shares authorized.
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on certain shares redeemed within 12 months of Investor Class shares.
(4)	Reflects a maximum sales charge of 5.50%.

See Notes to the Financial Statements

AC ONE CHINA FUND

Statement of Operations
For the Year Ended June 30, 2015

INVESTMENT INCOME:
Interest income	$250
Dividend income	210,185
Less: Foreign taxes withheld	(11,664)
Total investment income	198,771

EXPENSES:
Investment adviser fees (See Note 4)	148,013
Fund administration & accounting fees (See Note 4)	114,977
Transfer agent fees (See Note 4)	47,085
Custody fees (See Note 4)	31,055
Federal & state registration fees	29,067
Audit fees	16,499
Compliance fees (See Note 4)	12,436
Legal fees	11,513
Trustee fees (See Note 4)	9,372
Other	7,625
Postage & printing fees	5,457
Distribution fees – Investor Class (See Note 5)	3,388
Total expenses before reimbursement	436,487
Less: reimbursement/waiver from investment adviser (See Note 4)	(231,801)
Net expenses	204,686

NET INVESTMENT LOSS	(5,915)

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments, including foreign currency gain	195,069
Net change in unrealized appreciation on investments and translations of foreign currency	1,774,305

Net realized and unrealized gain on investments and foreign currency	1,969,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,963,459

See Notes to the Financial Statements

AC ONE CHINA FUND

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	June 30, 2015	June 30, 2014
OPERATIONS:
Net investment income (loss)	$(5,915)	$48,231
Net realized gain on investments,
including foreign currency gain	195,069	487,224
Net change in unrealized appreciation on
investments and translations of foreign currency	1,774,305	739,831
Net increase in net assets resulting from operations	1,963,459	1,275,286

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	666,879	1,008,574
Proceeds from reinvestment of distributions	70,411	24,147
Payments for shares redeemed	(428,849)	(285,603)
Redemption fees	403	38
Increase in net assets from Investor Class transactions	308,844	747,156
Institutional Class:
Proceeds from shares sold	1,878,363	1,123,827
Proceeds from reinvestment of distributions	306,032	88,771
Payments for shares redeemed	(30,501)	(24,938)
Redemption fees	8	—
Increase in net assets from Institutional Class transactions	2,153,902	1,187,660
Net increase in net assets resulting from capital share transactions	2,462,746	1,934,816

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(2,689)	(3,900)
Institutional Class	(30,525)	(35,230)
From net realized gains:
Investor Class	(67,978)	(20,342)
Institutional Class	(495,721)	(147,902)
Total distributions to shareholders	(596,913)	(207,374)
TOTAL INCREASE IN NET ASSETS	3,829,292	3,002,728

NET ASSETS:
Beginning of period	10,029,478	7,026,750
End of period, including accumulated undistributed net
investment income of $0 and $33,214, respectively.	$13,858,770	$10,029,478

See Notes to the Financial Statements

AC ONE CHINA FUND

Financial Highlights

			For the Period
			Inception
	Year Ended	Year Ended	Through
	June 30, 2015	June 30, 2014	June 30, 2013(1)
Investor Class

PER SHARE DATA:(2)

Net asset value, beginning of period	$13.07	$11.28	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03)	0.01	0.02
Net realized and unrealized gain on investments
and translations of foreign currency	2.38	2.05	1.26
Total from investment operations	2.35	2.06	1.28

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)	(0.04)	—
Dividends from net realized gains	(0.71)	(0.23)	—
Total distributions	(0.74)	(0.27)	—
Paid-in capital from redemption fees	— (3)	— (3)	— (3)

Net asset value, end of period	$14.68	$13.07	$11.28

TOTAL RETURN(4)(5)	18.77%	18.21%	12.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$1,523	$1,066	$315

Ratio of expenses to average net assets:
Before expense reimbursement(6)	3.91%	4.61%	8.59%
After expense reimbursement(6)	1.95%	1.95%	1.95%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(6)	(2.23)%	(2.36)%	(6.23)%
After expense reimbursement(6)	(0.27)%	0.30%	0.41%

Portfolio turnover rate(5)	21%	42%	15%

(1)	Inception date of the Fund was July 27, 2012.
(2)	For a Fund share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements

AC ONE CHINA FUND

Financial Highlights

				For the Period
				Inception
	Year Ended		Year Ended	Through
	June 30, 2015		June 30, 2014	June 30, 2013(1)
Institutional Class

PER SHARE DATA:(2)

Net asset value, beginning of period	$13.10		$11.28	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)	(—	)(3)	0.07	0.04
Net realized and unrealized gain on investments
and translations of foreign currency	2.39		2.04	1.24
Total from investment operations	2.39		2.11	1.28

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)		(0.06)	—
Dividends from net realized gains	(0.71)		(0.23)	—
Total distributions	(0.75)		(0.29)	—
Paid-in capital from redemption fees	—	(3)	—	— (3)

Net asset value, end of period	$14.74		$13.10	$11.28

TOTAL RETURN(4)	19.09%		18.57%	12.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$12,336		$8,963	$6,712

Ratio of expenses to average net assets:
Before expense reimbursement(5)	3.66%		4.36%	8.34%
After expense reimbursement(5)	1.70%		1.70%	1.70%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement(5)	(1.98)%		(2.11)%	(5.98)%
After expense reimbursement(5)	(0.02)%		0.55%	0.66%

Portfolio turnover rate(4)	21%		42%	15%

(1)	Inception date of the Fund was July 27, 2012.
(2)	For a Fund share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

AC ONE CHINA FUND

Notes to the Financial Statements
June 30, 2015

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The AC ONE China Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is capital appreciation and income.  The Fund commenced operations on July 27, 2012.  The Fund currently offers two classes, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended June 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended June 30, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the year ended June 30, 2015, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Dividends and Distributions – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended June 30, 2015, the Fund increased undistributed net investment income by $5,915, decreased undistributed net realized gain by $834 and decreased paid-in capital by $5,081.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2015

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund.  Expenses deemed  directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares.  Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At June 30, 2015, the Fund had investments in three securities where trading was halted on the primary exchange and therefore, were deemed to be illiquid securities with a total value of $374,402 or 2.7% of total net assets.

Information concerning illiquid securities is as follows:

Security	Shares	Dates Acquired	Cost Basis
China Lumena New Materials	284,000	11/13 – 1/14	$60,819
Great Wall Motor, Class H	54,000	12/12 – 7/14	241,300
Sihuan Pharmaceutical Holdings Group	380,000	10/14 – 2/15	248,665

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2015

the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s Net Asset Value (“NAV”) is calculated often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  As of June 30, 2015, the following inputs were considered for the Fund’s Level 3 securities: last traded price and discount for lack of marketability.  If the discount for lack of marketability increased, there would be a negative impact to the security’s fair value price.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,415,551	$11,222,181	$374,402	$13,012,134
Short-Term Investment	784,914	—	—	784,914
Total Investments in Securities	$2,200,465	$11,222,181	$374,402	$13,797,048

Refer to the Schedule of Investments for further information on the classification of investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments
in
Securities
Balance as of 6/30/2014	$7,328
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(5,496)
Net purchases (sales)	—
Transfers into and/or out of Level 3	372,570
Balance as of 6/30/2015	$374,402
Net unrealized depreciation of Level 3 Securities as of June 30, 2015	$(176,382)

Transfers between levels are recognized at the end of the reporting period.  During the year ended June 30, 2015, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund transferred two securities from Level 2 to Level 3 during the period due to the illiquidity of the securities.  The Level 3 investments as of June 30, 2015, represented 2.7% of net assets.

The following provides information regarding the valuation techniques, unobservable inputs used, and other information related to the fair value of Level 3 investments as of June 30, 2015:

Type of	Fair Value	Valuation	Unobservable
Security	as of 6/30/15	Technique	Input	Range
Common Stocks	$374,402	Consensus pricing	Discount for lack	0% – 96%
			of marketability

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with AC ONE Asset Management, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.95% and 1.70%

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2015

of average daily net assets of the Fund’s Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  As of June 30, 2015, the Adviser did not recoup any previously waived expenses.  The Operating Expense Limitation Agreement will be in effect and cannot be terminated through May 31, 2016.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
6/30/2016	$261,639
6/30/2017	244,369
6/30/2018	231,801

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended June 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the year ended June 30, 2015, the Investor Class incurred expenses of $3,388 pursuant to the Plan.

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2015

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For The Year Ended	For The Year Ended
	June 30, 2015	June 30, 2014
Investor Class:
Shares sold	47,595	74,254
Shares issued to holders in reinvestment of dividends	5,505	1,768
Shares redeemed	(30,943)	(22,316)
Net increase in Investor Class shares	22,157	53,706

Institutional Class:
Shares sold	131,239	84,903
Shares issued to holders in reinvestment of dividends	23,853	6,489
Shares redeemed	(2,225)	(1,964)
Net increase in Institutional Class shares	152,867	89,428
Net increase in shares outstanding	175,024	143,134

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended June 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$3,807,328	$2,386,948

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at June 30, 2015, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Appreciation	Tax Cost
$3,388,363	$(681,065)	$2,707,298	$11,089,750

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in tax treatment of foreign currency.

At June 30, 2015, the most recently completed fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Gains	Appreciation	Earnings
$—	$49,180	$79	$2,707,298	$2,756,557

AC ONE CHINA FUND

Notes to the Financial Statements – Continued
June 30, 2015

As of June 30, 2015, the Fund had no capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended June 30, 2015, the Fund does not plan to defer any late-year losses.

The tax character of distributions paid for the year ended June 30, 2015, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$33,214	$563,699	$596,913

The tax character of distributions paid for the year ended June 30, 2014, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$168,459	$38,915	$207,374

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9.  GEOGRAPHIC CONCENTRATION RISK

The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests.  Currency devaluation could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations.  As a result, the Fund may be more volatile than a more geographically diversified fund.  As of June 30, 2015, 100% of the Fund’s securities, excluding short-term investments, were located in China or economically tied to China.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2015, Union Bank, for the benefit of its customers, owned 33.9% of the outstanding shares of the Fund.

AC ONE CHINA FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of AC ONE China Fund and
Board of Trustees of Managed Portfolio Series

In planning and performing our audit of the financial statements of AC ONE China Fund (the “Fund”), a series of Managed Portfolio Series, as of and for the year ended June 30, 2015, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (GAAP).  A fund’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be a material weakness as defined above as of June 30, 2015.

This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
August 25, 2015

AC ONE CHINA FUND

Additional Information (Unaudited)
June 30, 2015

TRUSTEES AND OFFICERS

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Name, Address and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite Term;	26	Partner, Locke Lord LLP	Director,
615 E. Michigan St.		Since		(a law firm) (2011-present);	WellCare Health
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	Plans, Inc.
Age: 66				(a law firm) (2007-2011);	(2013-Present);
				Commissioner, U.S. Securities	Director,
				and Exchange Commission	Regional
				(2002-2007).	Management
Corp.
(2012-Present)

David A. Massart	Trustee and	Indefinite Term;	26	Co-Founder and Chief	Independent
615 E. Michigan St.	Valuation	Since		Investment Strategist,	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Next Generation Wealth	Series Solutions
Age: 48	Chairman			Management, Inc.	(8 Portfolios)
				(2005-present).	(2012-Present)

Leonard M. Rush, CPA	Trustee and	Indefinite Term;	26	Chief Financial Officer,	Independent
615 E. Michigan St.	Audit	Since		Robert W. Baird & Co.	Trustee, ETF
Milwaukee, WI 53202	Committee	April 2011		Incorporated (2000-2011).	Series Solutions
Age: 69	Chairman				(8 Portfolios)
(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David M. Swanson	Trustee	Indefinite Term;	26	Founder and Managing	Independent
615 E. Michigan St.		Since		Partner, SwanDog Strategic	Trustee, ALPS
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-present);	Variable
Age: 58				Executive Vice President,	Investment Trust
				Calamos Investments	(9 Portfolios)
				(2004-2006).	(2006-Present)

Interested Trustee

Robert J. Kern*	Chairperson	Indefinite Term;	26	Executive Vice President, U.S.	None
615 E. Michigan St.	and Trustee	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 2011		(1994-present).
Age: 56

AC ONE CHINA FUND

Additional Information (Unaudited) – Continued
June 30, 2015

			Number of		Other
			Portfolios		Directorships
	Position(s)	Term of Office	in Trust		Held by Trustee
	Held with	and Length of	Overseen	Principal Occupation(s)	During the
Name, Address and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite Term,	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	and	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 2011		(2002-present).
Age: 58	Executive
Officer

Deborah Ward	Vice	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	President,	Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	April 2013		(2004-present)
Age: 49	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite Term;	N/A	Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Since January 2011		Fund Services, LLC
Milwaukee, WI 53202	Principal			(2005-present).
Age: 42	Financial
Officer

Mark Quade, Esq.	Assistant	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Secretary	Since June 2015		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2013-present); Law Clerk,
Age: 33				U.S. Bancorp (2012-2013);
J.D. Candidate, University of
Minnesota Law School (2010-2013).

Ryan L. Roell	Assistant	Indefinite Term;	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Since		U.S. Bancorp Fund
Milwaukee, WI 53202		September 2012		Services, LLC (2005-present).
Age: 42

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

AC ONE CHINA FUND

Additional Information (Unaudited)
June 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended June 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 73.43% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2015 was 2.0% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and AC ONE Asset Management, LLC (“AC ONE”) regarding the AC ONE China Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from AC ONE and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by AC ONE with respect to the Fund; (2) the cost of the services provided and the profits realized by AC ONE from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to AC ONE resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of AC ONE, and the Support Materials, the Board concluded that the overall arrangements between the Trust and AC ONE set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that AC ONE performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that AC ONE provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by AC ONE on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees considered that AC ONE is a joint venture between Chelsea Management Company and AssetPlus Investment Management Corp., long-standing asset management organizations; the capitalization of AC ONE, noting that the firm continues to maintain a reserve escrow account as an added assurance of prompt payment of its obligations to the Fund; AC ONE’s assets under management; and the Fund’s continued strong relative performance through December 31, 2014, exceeding its benchmarks since inception.  The Trustees also considered the investment philosophy and investment experience of the portfolio

AC ONE CHINA FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

managers, as well as the fact that AC ONE utilized the research and analytical capabilities of AssetPlus Investment Management Corp.’s Shanghai, China office.  The Trustees additionally noted AC ONE’s responsiveness to certain requests from the Trustees.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that AC ONE provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to AC ONE under the Investment Advisory Agreement, as well as AC ONE’s profitability from services that AC ONE, together with its affiliates Chelsea Management Company and AssetPlus Investment Management Corp., rendered to the Fund during the 12 month period ended June 30, 2014.  In that regard, the Trustees noted that AC ONE subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees also noted that AC ONE had contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that AC ONE’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average and median management fee reported for the benchmark category.  They also considered that the total expenses of the Institutional Class shares of the Fund were lower than both the average and median total expenses (after waivers and expense reimbursements) reported for the benchmark category.  They noted that the total expenses of the Investor Class shares were higher than the average and median total expenses (after fee waivers and expense reimbursements) relative to the benchmark category.  They further noted that the average net assets of the funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees since advisory services provided may vary from one investment adviser to another, the Trustees concluded that AC ONE’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund contains breakpoints.  The Trustees noted that AC ONE anticipates realizing certain economies of scale if Fund assets should increase materially from current levels, and that the breakpoint structure of the investment advisory fee will share such economies with shareholders.  The Trustees noted the fact that the Fund’s assets are too low to reconsider whether the current breakpoint structure is appropriate at the present time, but considered revisiting this issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees noted that AC ONE does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 fees may be paid to AC ONE as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that AC ONE incurred significantly exceed any Rule 12b-1 payments from the Fund.  The Trustees concluded that AC ONE will not receive any additional financial benefits from services rendered to the Fund.

AC ONE CHINA FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
AC ONE Asset Management, LLC
444 South Flower Street
Los Angeles, CA 90071

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund's tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended June 30, 2015 and June 30, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$14,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date      September 4, 2015

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date      September 4, 2015

* Print the name and title of each signing officer under his or her signature.